ING INVESTORS TRUST

ING Marsico International Opportunities Portfolio

(“Portfolio”)

Supplement dated October 25, 2010

to the Portfolio’s Adviser Class (“Class ADV”) Prospectus, Institutional Class (“Class I”)

Prospectus, Service Class (“Class S”) Prospectus, and Service 2 Class (“Class S2”) Prospectus

each dated April 30, 2010

(each a “Prospectus” and collectively the “Prospectuses”)

On September 30, 2010, the Portfolio’s Board of Trustees approved a change with respect to the Portfolio’s sub-adviser from Marsico Capital Management, LLC to T. Rowe Price Associates, Inc. (“T. Rowe Price”) with changes to the Portfolio’s name, principal investment strategies and sub-advisory fee rate payable by Directed Services LLC, the Portfolio’s investment adviser, effective on or about January 21, 2011. Pursuant to the Portfolio’s “Manager-of-Managers” exemptive relief, received from the Securities and Exchange Commission (“SEC”) and approved by the Portfolio’s shareholders, this change to a sub-adviser not affiliated with ING does not require shareholder approval. An information statement detailing this sub-adviser change is expected to be mailed to shareholders on or about April 6, 2011.

Effective on or about January 21, 2011, T. Rowe Price will begin managing the Portfolio pursuant to a new sub-advisory agreement. The Portfolio may engage in transition management techniques prior to the effective date of the new sub-advisory agreement during which time the Portfolio may not pursue its current investment strategies.

Effective on or about January 21, 2011, the Portfolio’s Prospectuses will be revised as follows:

1.	All references to “ING Marsico International Opportunities Portfolio” are hereby deleted and replaced with “ING T. Rowe Price International Stock Portfolio.”

2.	The section entitled “Principal Investment Strategies” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks. The Portfolio will provide shareholders with 60 days’ prior notice of any change in this investment policy. The Portfolio expects to invest substantially all of its assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. The Portfolio may invest in companies of any market capitalization, but focuses on large-sized companies and, to a lesser extent, medium-sized companies. While the Portfolio invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder (“1940 Act”).

While the sub-adviser (“Sub-Adviser”) invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of the Sub-Adviser’s decision making. Country allocation is driven largely by stock selection, though the Sub-Adviser may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The Sub-Adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The Sub-Adviser seeks to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the Sub-Adviser generally favors companies with one or more of the following characteristics:

—	leading or improving market position;
—	attractive business niche;
—	attractive or improving franchise or industry position;
—	seasoned management;
—	stable or improving earnings and/or cash flow; and
—	sound or improving balance sheet.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

3.

The section entitled “Principal Risks” of the summary section of the Portfolio’s Prospectuses is hereby amended to delete the risks entitled “Call,” “Credit,” “Focused Investing,” “High-Yield Securities,” “Interest Rate,” “Mortgage-Related Securities,” “Over-the-Counter Investments,” and “Special Situations” in their entirety.

4.	The section entitled “Portfolio Management” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	T. Rowe Price Associates, Inc.

Portfolio Manager

Robert W. Smith

Portfolio Manager (since 01/11)

5.	The sixth and seventh paragraphs of the section entitled “Management of the Portfolios – Marsico Capital Management, LLC” of the Portfolio’s Prospectuses are hereby deleted in their entirety.

6.	The following paragraphs are added to the section entitled “Management of the Portfolios – T. Rowe Price Associates, Inc.” of the Portfolio’s Prospectuses:

The following individual is responsible for the day-to-day management of the ING T. Rowe Price International Stock Portfolio.

Robert W. Smith, Vice President of T. Rowe Price and Portfolio Manager, joined T. Rowe Price in 1992 and his investment experience dates from 1987.

Historical sub-adviser/name and strategies information:
Effective Date	Fund Name	Sub-Adviser
January 21, 2011	ING T. Rowe Price International Stock Portfolio*	T. Rowe Price Associates, Inc.
Since Inception	ING Marsico International Opportunities Portfolio	Marsico Capital Management, LLC

* Name change, change in sub-adviser and change in principal investment strategies. Performance prior to the effective date is attributable to the previous sub-adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING INVESTORS TRUST

ING Marsico International Opportunities Portfolio

(the “Portfolio”)

Supplement dated October 25, 2010

to the Portfolio’s Adviser Class (“Class ADV”), Institutional Class (“Class I”), Service Class

(“Class S”) and Service 2 Class (“Class S2”) Statement of Additional Information (“SAI”)

dated April 30, 2010

On September 30, 2010, the Portfolio’s Board of Trustees approved a change with respect to the Portfolio’s sub-adviser from Marsico Capital Management, LLC to T. Rowe Price Associates, Inc. (“T. Rowe Price”) with changes to the Portfolio’s name, principal investment strategies and sub-advisory fee rate payable by Directed Services LLC, the Portfolio’s investment adviser, effective on or about January 21, 2011. Pursuant to the Portfolio’s “Manager-of-Managers” exemptive relief, received from the Securities and Exchange Commission (“SEC”) and approved by the Portfolio’s shareholders, this change to a sub-adviser not affiliated with ING does not require shareholder approval. An information statement detailing this sub-adviser change is expected to be mailed to shareholders on or about April 6, 2011.

Effective on or about January 21, 2011, T. Rowe Price will begin managing the Portfolio pursuant to a new sub-advisory agreement. The Portfolio may engage in transition management techniques prior to the effective date of the new sub-advisory agreement during which time the Portfolio may not pursue its current investment strategies.

Effective on or about January 21, 2011, the Portfolio’s SAI will be revised as follows:

1.

All references to “ING Marsico International Opportunities Portfolio” and “Marsico International Opportunities Portfolio” are hereby deleted and replaced with “ING T. Rowe Price International Stock Portfolio” and “T. Rowe Price International Stock Portfolio,” respectively.

2.	The section entitled “Non-Fundamental Investment Policies” beginning on page 82 of the Portfolio’s SAI is amended to include the following sub-section:

T. Rowe Price International Stock Portfolio

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks.

3.

The table in the section entitled “Sub-Advisory Fees” beginning on page 129 of the Portfolio’s SAI is amended to delete and replace the information with respect to Marsico Capital Management, LLC with the following:

Sub-Adviser	Portfolio	Sub-Advisory Fee
Marsico Capital Management, LLC	Marsico Growth	0.45% on the first $500 million of the Portfolio’s combined average daily net assets; 0.40% on the next $1 billion of the Portfolio’s average daily net assets; and

Sub-Adviser	Portfolio	Sub-Advisory Fee
0.35% of the Portfolio’s average daily net assets in excess of $1.5 billion

4.	The table in the section entitled “Sub-Advisory Fees” beginning on page 129 of the Portfolio’s SAI is amended to add the following with respect to the information for T. Rowe Price Associates, Inc.:

Sub-Adviser	Portfolio	Sub-Advisory Fee
T. Rowe Price Associates, Inc.(8)	T. Rowe Price International Stock

Assets up to $250 million:

0.65% on the first $50 million of the Portfolio’s average daily net assets;

0.50% on the next $200 million of the Portfolio’s average daily net assets.

When assets exceed $250 million, the fee schedule resets as indicated below:

0.45% on all assets.(9)

When assets exceed $1 billion, the fee schedule resets as indicated below:

0.425% on all assets(9)

5.	Footnote (8) to the table in the section entitled “Sub-Advisers” beginning on page 130 of the SAI is deleted and replaced with the following:

(8)	The Sub-Adviser will provide the Adviser with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule once assets exceed certain amounts.

6.

The section entitled “Other Information About Portfolio Managers – Marsico International Opportunities Portfolio” beginning on page 169 of the Portfolio’s SAI is hereby deleted and replaced with the following:

T. Rowe Price International Stock Portfolio

Sub-Adviser

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of September 30, 2010:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robert W. Smith	3	$6,410.4	3	$141.0	0	$0

Potential Conflicts of Interest

T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Portfolio’s investments and the investments of the other account(s).

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation Structure of Portfolio Managers” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio managers.

Compensation Structure of Portfolio Managers

Portfolio managers’ compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and ten-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (ex., S&P 500® Index) and an applicable Lipper Index (ex., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio’s assets due to the purchase or sale of Portfolio shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long term success and are highly valued.

All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of September 30, 2010, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Portfolio Shares Owned
Robert W. Smith	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE